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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): September 8, 2006

                        RADIATION THERAPY SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

                        Commission file number 000-50802

                  FLORIDA                                    65-0768951
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      (State or other jurisdiction of                     (I.R.S. Employer
       incorporation or organization)                    Identification No.)

2234 Colonial Boulevard, Fort Myers, Florida                   33907
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  (Address of principal executive offices)                   (Zip Code)

                                 (239) 931-7275
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.     OTHER EVENTS.

         On September 8, 2006, the Company acquired a radiation therapy treatment facility in Beverly Hills, California for a cash purchase price of approximately $18.8 million. The acquired treatment center will be operated pursuant to a management services agreement with a professional corporation owned by a related party similar to its current operating model in California. A copy of the press release dated September 11, 2006 announcing the acquisition is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

       (d)     Exhibits

               99.1 Press Release dated September 11, 2006 announcing that the Company has acquired a radiation therapy treatment facility in Beverly Hills, California.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RADIATION THERAPY SERVICES, INC.

                                            By:  /s/ David Koeninger
                                                 -------------------------------
                                                 David Koeninger
                                                 Principal Financial Officer

Dated:  September 11, 2006